Accounts Payable and Accrued Expenses	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Payables and Accruals [Abstract]
Accounts Payable and Accrued Expenses

Note 4 – Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consisted of the following:

	September 30, 2025	December 31, 2024
Accounts payable	$367,391	$278,676
Professional fees	45,509	40,271
License fee	56,250	75,000
Credit cards	9,202	2,536
Total accounts payable and accrued expenses	$478,352	$396,483

Accrued compensation of $1,849,052 and $1,415,093 as of September 30, 2025 and December 31, 2024, respectively, includes amounts due to certain executives and board fees. Prior to the effectiveness of the Company’s IPO, in order to conserve cash, certain executives agreed to defer payment for compensation earned, which was accrued. Upon the completion of the initial public offering in December 2024, the Company resumed paying the executives for compensation as it was earned. The Company will make payments to reduce the balance of accrued compensation, but only in the event the Company has available cash to do so without otherwise negatively impacting the Company’s business plans.

On July 2, 2025, the Compensation Committee of the Board of Directors (the “Compensation Committee”) approved the grant of an aggregate of 357,448 stock options issued to certain executives with an exercise price equal to the closing price of the Company’s Common Stock on the grant date, a ten-year term, and which vest in equal annual installments over a three-year period, subject to continued employment. In addition, the Compensation Committee approved cash bonuses totaling $449,000 payable to certain officers and a third-party advisor for services render through December 31, 2024. However, the payment of such amounts is contingent upon the Company maintaining cash on hand of at least $3,500,000. Accordingly, no payments will be made until this condition is satisfied. The Company accrued for the liability as accrued compensation as of September 30, 2025.

JUPITER NEUROSCIENCES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 4 – Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consisted of the following:

	December 31, 2024	December 31, 2023
Accounts payable	$278,676	$189,495
Professional fees	40,271	174,053
License fee	75,000	150,000
Credit cards	2,536	32,466
Total accounts payable and accrued expenses	$396,483	$546,014

As of December 31, 2024 and 2023, $64,105 and $67,750, respectively, was due to a Company wholly owned by the Company’s Chief Financial Officer, who also is an option holder. The amount is included in accrued compensation on the Company’s balance sheets.

Accrued compensation of $1,415,093 and $1,562,041 as of December 31, 2024 and 2023, respectively, includes accrued salaries and health benefits to executives since inception and board fees. Since inception, executive salaries have been paid in cash when the Company’s cash flow has permitted such payment. By November 2022 the Company stopped paying salaries, although they continued to accrue, in an effort to conserve cash and starting in the fourth quarter of 2023, the Company’s executives agreed to reduce their salaries by 80% until an initial public offering to limit the Company’s compensation expenses. During December 2024, the Company returned to paying salaries due to the completion of the initial public offering. See Note 3 – Related Party Transactions for details related to forgiveness of accrued compensation.